Exhibit 10.3

March 7, 2022

Dear DHIP Natural Resources Investments, LLC:

This letter agreement (this “Agreement”) sets forth the terms of an agreement between DHIP Natural Resources Investments, LLC (the “Company”) and the undersigned (the “Provider”). The Company is the sponsor of Integrated Rail and Resources Acquisition Corp., a Delaware corporation (the “SPAC”) formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”). The SPAC has registered the offer and sale of certain of its securities under the Securities Act of 1933, as amended (the “Securities Act”), in connection with its initial public offering on November 16, 2022 (“IPO”).

1.    Grant. In exchange for the provision of certain services to the Company and/or the SPAC, the sufficiency of which is hereby acknowledged, Provider is hereby granted a membership interest in the Company (the “Interest”), which Interest corresponds to a ratable number of shares of Class B common stock, par value $0.0001 per share, of the SPAC (as acquired by the Company, the “Founder Shares”) set forth on the Provider’s signature page hereto. In respect thereof, the Provider is hereby accepted as a member of the Company, subject to the rights, obligations, and liabilities of a Member of the Company pursuant to the terms of the Limited Liability Company Agreement of the Company (as may be amended, restated or modified from time to time, the “Operating Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Operating Agreement). If a Business Combination is consummated, each Founder Share shall automatically convert into one share of Class A common stock, par value US$0.0001 per share, of the SPAC (“Class A Shares”), subject to adjustment as described in the SPAC’s registration statement on Form S-1 (No. 333-256381) (the “Registration Statement”), as filed with and declared effective by the U.S. Securities and Exchange Commission on November 11, 2021.

2.    Rights. Provider hereby agrees that, notwithstanding the terms of the Operating Agreement, Provider shall have no voting, consent, and/or management rights in the Company whatsoever (including, without limitation, with respect to actions of the Company that require unanimous consent of the Company’s Members).

3.    Forfeiture. The Provider acknowledges that if at any time prior the SPAC consummating a Business Combination, the Provider is no longer expected to provide services to the Company and/or the SPAC prior to the Business Combination (e.g., the Provider will not be a director of the SPAC prior to consummation of the Business Combination), then, upon written notice from the Company to the Provider, the Provider shall (x) be deemed to forfeit the Interests back to the Company, for no consideration; (y) no longer be a Member of the Company; and (z) have no rights in any assets of the Company (including, without limitation, any Founder Shares).

4.    Distributions. If and when the Company receives a portion of the proceeds from the sale of Founder Shares (which is not guaranteed to occur), the Provider will, subject to the terms of the Operating Agreement, receive distributions of Founder Shares pursuant to terms of the Operating Agreement. Provider acknowledges that the Provider’s ratable share of Founder Shares, as well the as amount of Founder Shares held by the Company, shall be subject to adjustment from time to time as set forth in the Operating Agreement (and as further described below). The Founder Shares will be subject to lock-up periods as described in the Registration Statement (collectively, the “Lock-Up Periods”) and the Operating Agreement, which includes additional terms and restrictions applicable to the Founder Shares.

5.    No Claims. Except as described herein, the Provider agrees that, in consideration of the subscription for Interests as contemplated hereby, it does not have any right, title, interest or claim of any kind in or to any monies of the trust account (the “Trust Account”) established by the SPAC for the benefit of its public shareholders to be described in the Registration Statement (“Claim”), other than as set forth in Section 4 above, and the Provider hereby waives any Claim the Provider may have in the future against the Company and the SPAC. The Provider agrees that the Provider will not seek recourse against the Trust Account or any proceeds thereof for any reason whatsoever, except that the Provider may participate in liquidation distributions with respect to any Class A Shares purchased directly by the Provider in the IPO or on the open market.

6.    Equity Terms. The Founder Shares are substantially similar to the terms of the Class A Shares included in the units sold by the SPAC in the IPO, except that: (a) the Founder Shares will automatically convert into Class A Shares at the time of a Business Combination on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights, as described in more detail in the Registration Statement and the SPAC’s organizational documents; (b) prior to the Business Combination, only holders of the Founder Shares may have the right to vote on the appointment of the SPAC’s directors and holders of a majority of our Founder Shares may remove a member of the SPAC’s board of directors for any reason or no reason; (c) the Company, upon the IPO, agreed to vote the Founder Shares in favor of any proposed Business Combination; (d) unless otherwise agreed with the underwriters of the IPO and as set forth in the Registration Statement, all Founder Shares are subject to the lock-up provisions described in the Registration Statement; (e) the Founder Shares are subject to customary registration rights, which are described in the Registration Statement; (f) the Provider will not participate in any liquidation distribution with respect to the Founder Shares (but will participate in liquidation distributions with respect to any units, warrants, and/or Class A Shares purchased directly by the Provider in the IPO or on the open market) if the SPAC fails to consummate a Business Combination, and the Provider may lose their entire investment; (g) the Founder Shares include additional terms or restrictions as are customary in other similarly-structured blank check company offerings, as set forth in the Registration Statement; and (h) other members of the Company may acquire membership interests in the Company for consideration (or no consideration) on terms and valuations different from the terms and valuations upon which the Provider will purchase its Interests, and Provider shall have no rights thereto (including disclosure thereof).

7.    Change in Investment. Provider acknowledges that, if in connection with and prior to a Business Combination, the Company deems it necessary for the Company to forfeit, transfer, exchange, or amend the terms of all or any portion of the Founder Shares or to enter into any other arrangements with respect to the Founder Shares to compensate individuals or entities that assist the SPAC in identifying a target company for a Business Combination, at the sole discretion of the Company, or to facilitate the consummation of such Business Combination, including voting in favor of any amendment to the terms of the Founder Shares (each, a “Change in Investment”), the Company may: (a) enter into any such agreement or arrangement involving a Change in Investment (including an amendment to the Operating Agreement); (b) vote in favor of any proposal involving a Change in Investment; and/or (c) otherwise facilitate or take any action to effect or permit any Change in Investment without the consent of any other member of the Company.

8.    Further Assurances. The Provider acknowledges and agrees that the Provider will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the Business Combination as are reasonably acceptable to the Provider, including but not limited to the Operating Agreement.

9.    Representations and Warranties. The Provider hereby represents, warrants, and confirms that, as applicable: (a) it has been advised that the offer and sale of the Interests has not been registered under the Securities Act; (b) it is a resident of the state set forth on the signature page hereto and it is acquiring the Interests for its own account for investment purposes only; (c) it has no present intention of selling or otherwise disposing of Interests in violation of the securities laws of the United States or any state thereof; (d) it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act; (e) it has, if required to do so, completed a Form W-8BEN; (f) it has, had both the opportunity to ask questions and receive answers from the officers, directors, and authorized agents of the Company, the Company, and the SPAC concerning the terms and conditions of the offer made hereunder; (g) it is familiar with the proposed business, management, financial condition, and affairs of the Company, the Company and the SPAC; (h) it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment or tax advice or as a recommendation to purchase the Interests. It is understood that information and explanations related to the terms and conditions of the Interests, the Operating Agreement, or otherwise provided in this Agreement, the Company, and/or any of its affiliates shall not be considered investment or tax advice or a recommendation to purchase the Interests, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Provider in deciding to invest in the Interests. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Interests or the Founder Shares for purposes of determining the Provider’s authority to invest in the Company; (i) it has all requisite authority (and in the case of an individual, the legal capacity) to acquire the Interests, execute and deliver this Agreement and any documents contemplated herein or needed to consummate the transactions contemplated in this Agreement, and perform all obligations required to be performed by it hereunder, and such purchase will not contravene any law, rule, or regulation binding on the Provider or any investment guideline or restriction applicable to the Provider; (j) it is not, and is not acting as, an agent, representative, intermediary or nominee for any person identified on the list of blocked persons maintained by the Office of Foreign Assets Control of the U.S. Treasury Department, and it has complied with all applicable U.S. laws, regulations, directives and executive orders relating to anti-money laundering; (k) unless the Provider notifies the Company in writing to the contrary at or before the Business Combination, each of the Provider’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Business Combination, taking into account all information received by the Provider; and (l) this Agreement constitutes its respective legal, valid and binding obligation, and is enforceable against it, and that the Provider may not assign this Agreement nor any right, remedy, obligation or liability arising hereunder without the prior written consent of the Company.

10.    Miscellaneous.

(a)    Conflicts. In the case of a conflict between the terms of this Agreement and the Operating Agreement, the Operating Agreement shall control.

(b)    Applicable Law; Waiver of Jury Trial; Venue. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT OF LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH OF THE PARTIES HERETO (INCLUDING EACH MEMBER) IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTY IN RESPECT OF ITS, HIS OR HER OBLIGATIONS HEREUNDER. ANY LITIGATION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SHALL BE BROUGHT EXCLUSIVELY IN THE DELAWARE COURT OF CHANCERY IN NEW CASTLE COUNTY, OR IN THE EVENT (BUT ONLY IN THE EVENT) THAT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND EACH OF THE PARTIES HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION, SUIT OR PROCEEDING. A FINAL JUDGMENT IN ANY SUCH LITIGATION, SUIT OR PROCEEDING MAY

BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN SUCH COURTS, AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM OR DOES NOT HAVE JURISDICTION OVER ANY PARTY. In the event of any dispute between the Company and the Provider concerning the terms and provisions of this Agreement, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

(c)    Remedies. Each party hereto acknowledges that a breach or threatened breach by such party of any of its obligations under this Agreement would give rise to irreparable harm to the other parties hereto, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by such party hereto of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond). The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

(d)    Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

(e)    Separability of Provisions. Each provision of this Agreement shall be considered separable. To the extent that any provision of this Agreement is prohibited or ineffective under the Act or other applicable law, this Agreement shall be considered amended to the minimum extent possible in order to make the Agreement effective under the Act or such other applicable law (and, if the Act or such other applicable law is subsequently amended or interpreted in such manner as to make effective any provision of this Agreement that was formerly rendered invalid, such provision shall automatically be considered to be valid from the effective date of such amendment or interpretation).

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Very truly yours,

PROVIDER

If an entity	If an individual

TROY O. WELCH
(Print Name of Provider)	(Print Name of Provider)

By:
(Signature)	(Signature)

Signatory:

Title:	Address:

Address:

Initial ratable number of Founder Shares	25,000

ACCEPTED AND AGREED

DHIP NATURAL RESOURCES INVESTMENTS, LLC

By: DHIP NRI Management Partners, LLC

By:
Mark A. Michel,
Authorized Signatory

[Signature Page to Agreement]

IN WITNESS WHEREOF, the undersigned hereby sign the Limited Liability Company Agreement of DHIP Natural Resources Investments, LLC as of the date first above written.

PROVIDER

If an entity	If an individual

TROY O. WELCH
(Print Name of Provider)	(Print Name of Provider)

By:	/s/ Troy O. Welch
(Signature)	(Signature)

Signatory:

Title:	Address:

c/o Integrated Rail and Resources Acquisition Corp.
Address:	6100 Southwest Boulevard, Suite 320 Fort Worth, Texas 76109

ACCEPTED AND AGREED

DHIP NATURAL RESOURCES INVESTMENTS, LLC

By: DHIP NRI Management Partners, LLC

By:	/s/ Mark A. Michel
Mark A. Michel,
Authorized Signatory

[Provider Counterpart Signature Page to Limited Liability Company Agreement]